UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

                              March 2, 2009

Date of Report (Date of earliest event reported)

           OSG AMERICA L.P.

(Exact Name of Registrant as Specified in Charter)

               001-33806

Commission File Number

Delaware (State or other jurisdiction of incorporation or organization)	11-3812936 (I.R.S. Employer Identification Number)

Two Harbour Place, 302 Knights Run Avenue, Suite 1200

                                  Tampa, FL 33602

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code(813) 209-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

A copy of the press release that OSG America L.P. (the "Registrant") issued on March 2, 2009 announcing the financial results of the Registrant for the full year and fourth quarter ended December 31, 2008 is hereby furnished to the Securities and Exchange Commission (the “SEC”) and is attached as Exhibit 99.1.

Section 8 – Other Events

Item 8.01	Other Events.

On March 2, 2009, the Registrant posted on its website, www.osgamerica.com, under the section titled Investor Relations and News – Webcasts and Presentations, a presentation dated March 2, 2009 of its financial results for the full year and fourth quarter ended December 31, 2008. A copy of the presentation is hereby furnished to the SEC and is attached as Exhibit 99.2

Section 9 - Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated March 2, 2009
99.2	Financial Presentation dated March 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSG AMERICA L.P. (Registrant)

By: OSG America LLC, its general partner

Date: March 6, 2009	By /s/James I. Edelson
Name: James I. Edelson Title: Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 2, 2009
99.2	Financial Presentation dated March 2, 2009